--------------------------------------------------------------------------------
                             VAN KAMPEN HARBOR FUND
--------------------------------------------------------------------------------

    Van Kampen Harbor Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds, and convertible preferred stocks. There is no assurance that the Fund will achieve its investment objective.

    The Fund's investment adviser is Van Kampen Asset Management Inc. (the "Adviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 341-2911.
                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated April 30, 1998, as supplemented on July 14, 1998 and November 2, 1998, containing additional information about the Fund is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 341-2911 or for Telecommunications Device for the Deaf at
(800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                             VAN KAMPEN FUNDS LOGO

   THIS PROSPECTUS IS DATED APRIL 30, 1998, AS SUPPLEMENTED ON JULY 14, 1998,
                    NOVEMBER 12, 1998 AND DECEMBER 1, 1998.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    3
Shareholder Transaction Expenses............................    4
Annual Fund Operating Expenses and Example..................    5
Financial Highlights........................................    6
The Fund....................................................    8
Investment Objective and Policies...........................    8
Risks of Medium and Lower-Rated Securities..................   10
Investment Practices........................................   11
Investment Advisory Services................................   13
Alternative Sales Arrangements..............................   14
Purchase of Shares..........................................   16
Shareholder Services........................................   22
Redemption of Shares........................................   24
Distribution and Service Plans..............................   26
Distributions from the Fund.................................   28
Tax Status..................................................   28
Fund Performance............................................   31
Description of Shares of the Fund...........................   32
Additional Information......................................   32
Appendix -- Ratings of Senior Securities....................   33

  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND. Van Kampen Harbor Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek current income, capital appreciation and conservation of capital. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."

INVESTMENT POLICY AND RISKS. The Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds, and convertible preferred stocks. The Fund may invest in lower-rated convertible securities (commonly referred to as "junk bonds") which involve additional risks. See "Risks of Medium and Lower-Rated Securities." Use of options, futures contracts and related options may involve additional risks. See "Investment Practices -- Using Options, Futures Contracts and Related Options."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares --Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 5.00% on redemptions made within the first year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISER. Van Kampen Asset Management Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen Funds, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed quarterly. Capital gains, if any, are distributed at least annually. Such distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A            CLASS B          CLASS C
                                                               SHARES            SHARES            SHARES
                                                              -------            -------          -------
Maximum sales charge imposed on purchases (as a percentage
  of offering price)........................................   5.75%(1)           None              None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of offering price).............................    None              None              None
Deferred sales charge (as a percentage of the lesser of
  original purchase price or redemption proceeds)...........    None(2)       Year 1--5.00%     Year 1--1.00%
                                                                              Year 2--4.00%     After--None
                                                                              Year 3--3.00%
                                                                              Year 4--2.50%
                                                                              Year 5--1.50%
                                                                               After--None
Redemption fees (as a percentage of amount redeemed)........    None              None              None
Exchange fee................................................    None              None              None

--------------------------------------------------------------------------------
(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of purchase. See "Purchase of Shares -- Class A Shares."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------

                                                              CLASS A    CLASS B    CLASS C
                                                               SHARES     SHARES     SHARES
                                                              -------    -------    -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.54%      0.54%      0.54%
12b-1 Fees (as a percentage of average daily net
  assets)(1)................................................   0.23%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average daily net
  assets)...................................................   0.27%      0.28%      0.28%
Total Fund Operating Expenses (as a percentage of average
  daily net assets).........................................   1.04%      1.82%      1.82%

--------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.

EXAMPLE:

                                                              ONE    THREE   FIVE     TEN
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.04% for Class
  A shares, 1.82% for Class B shares and 1.82% for Class C
  shares, (ii) a 5.00% annual return and (iii) redemption at the end of each time period:
  Class A...................................................  $67     $89    $112    $177
  Class B...................................................  $68     $87    $114    $193*
  Class C...................................................  $28     $57    $ 99    $214
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each time
  period:
  Class A...................................................  $67     $89    $112    $177
  Class B...................................................  $18     $57    $ 99    $193*
  Class C...................................................  $18     $57    $ 99    $214

--------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------
  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover page of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                            CLASS A SHARES
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------------------------------
                                       1997     1996     1995      1994      1993     1992      1991     1990      1989     1988
                                      ------   ------   -------   -------   ------   -------   ------   -------   ------   ------
Net Asset Value, Beginning of the
 Period............................  $15.054   $15.05    $13.24    $15.12   $14.95    $14.92   $12.93    $14.05   $12.39   $11.48
                                     -------   ------   -------   -------   ------   -------   ------   -------   ------   ------
 Net Investment Income.............     .600     .566      0.68      0.63     0.69      0.75    0.825     0.995    0.895     0.85
 Net Realized and Unrealized
   Gain/Loss.......................    1.854    1.173      2.25   (1.5625)   1.365    0.6275    2.085   (1.1525)   1.605     1.03
                                      ------   ------   -------   -------   ------   -------   ------   -------   ------   ------
Total from Investment Operations...    2.454    1.739      2.93   (0.9325)   2.055    1.3775     2.91   (0.1575)    2.50     1.88
                                      ------   ------   -------   -------   ------   -------   ------   -------   ------   ------
Less:
 Distributions From and in Excess
   of Net Investment Income........     .730     .555    0.7025      0.62     0.66      0.84     0.92      0.87     0.84     0.84
 Distributions From and in Excess
   of Net Realized Gain............    1.719    1.180    0.4175     0.108    1.225    0.5075       --    0.0925       --     0.13
Total Distributions................    2.449    1.735      1.12    0.9475    1.885    1.3475     0.92    0.9625     0.84     0.97
                                      ------   ------   -------   -------   ------   -------   ------   -------   ------   ------
Net Asset Value, End of the
 Period............................  $15.059   $15.05    $15.05    $13.24   $15.12    $14.95   $14.92    $12.93   $14.05   $12.39
                                     =======   ======   =======   =======   ======   =======   ======   =======   ======   ======
Total Return(a)....................   16.91%   12.08%    22.46%    (6.43%)  13.56%     9.63%   23.08%    (1.23%)  20.59%   16.76%
Net Assets, at End of the Period
 (In Millions).....................   $376.4   $373.1    $394.5    $369.7   $432.3    $394.1   $385.5    $336.9   $387.3   $342.1
Ratio of Expenses to Average Net
 Assets(b).........................    1.04%    1.09%     1.00%     1.04%    1.02%     0.99%    0.91%     0.89%    0.76%    0.71%
Ratio of Net Investment Income to
 Average Net Assets(b).............    3.58%    3.60%     4.62%     4.39%    4.37%     5.00%    5.86%     7.29%    6.52%    6.82%
Portfolio Turnover.................     170%     129%      130%      105%     134%       85%      91%       71%      94%      95%
Average Commission Paid Per Equity
 Share Traded(b)...................   $.0599   $.0605        --        --       --        --       --        --       --       --

               (Table and footnotes continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                              CLASS B SHARES
                                     ----------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------
                                       1997       1996       1995       1994     1993(D)   1992(D)(E)
                                     --------   --------   --------   --------   -------   ----------
Net Asset Value, Beginning of the
 Period............................   $14.992     $14.99     $13.20     $15.07    $14.90      $14.91
                                     --------   --------   --------   --------   -------    --------
 Net Investment Income.............     0.470      0.437       0.56       0.51      0.56       0.595
 Net Realized and Unrealized
   Gain/Loss on Securities.........     1.848      1.180       2.23    (1.5505)    1.375        0.63
                                     --------   --------   --------   --------   -------    --------
Total from Investment Operations...     2.318      1.617       2.79    (1.0405)    1.935       1.225
                                     --------   --------   --------   --------   -------    --------
Less:
 Distributions from and in Excess
   of Net Investment Income........      6.10      0.435     0.5825      0.502      0.54      0.7275
 Distributions from and in Excess
   of Net realized gain on
   securities......................     1.719      1.180     0.4175     0.3275     1.225      0.5075
                                     --------   --------   --------   --------   -------    --------
Total Distributions................     2.329      1.615       1.00     0.8295     1.765       1.235
                                     --------   --------   --------   --------   -------    --------
Net Asset Value, End of the
 Period............................   $14.981    $14.992     $14.99     $13.20    $15.07      $14.90
                                     ========   ========   ========   ========   =======    ========
Total Return (a)...................    15.98%     11.19%     21.46%     (7.11%)   12.68%       8.56%
Net Assets at End of the Period (In
 millions).........................     $81.3      $78.9      $78.1      $71.1     $60.1       $20.0
Ratio of Expenses to Average Net
 Assets (b)........................     1.82%      1.88%      1.81%      1.84%     1.73%       1.88%
Ratio of Net Investment Income to
 Average Net Assets (b)............     2.80%      2.81%      3.81%      3.63%     3.62%       4.08%
Portfolio Turnover.................      170%       129%       130%       105%      134%         85%
Average Commission Paid Per
 Equity Share Traded (c)...........    $.0599     $.0605         --         --        --          --

                                                           CLASS C SHARES
                                     -----------------------------------------------------------
                                                                                   OCTOBER 26,
                                                                                      1993
                                                                                  (COMMENCEMENT
                                              YEAR ENDED DECEMBER 31,            OF DISTRIBUTION
                                     -----------------------------------------   TO DECEMBER 31,
                                       1997       1996       1995       1994         1993(D)
                                     --------   --------   --------   --------   ---------------
Net Asset Value, Beginning of the
 Period............................   $15.079     $15.07     $13.25     $15.13         $16.14
                                     --------   --------   --------   --------       --------
 Net Investment Income.............      .448      0.439       0.56       0.52           0.15
 Net Realized and Unrealized
   Gain/Loss on Securities.........     1.882      1.185       2.26    (1.5705)       (0.0325)
                                     --------   --------   --------   --------       --------
Total from Investment Operations...     2.330      1.624       2.82    (1.0505)        0.1175
                                     --------   --------   --------   --------       --------
Less:
 Distributions from and in Excess
   of Net Investment Income........      .610      0.435     0.5825      0.502          0.125
 Distributions from and in Excess
   of Net realized gain on
   securities......................     1.719      1.180     0.4175     0.3275         1.0025
                                     --------   --------   --------   --------       --------
Total Distributions................     2.329      1.615       1.00     0.8295         1.1275
                                     --------   --------   --------   --------       --------
Net Asset Value, End of the
 Period............................   $15.080    $15.079     $15.07     $13.25         $15.13
                                     ========   ========   ========   ========       ========
Total Return (a)...................    15.96%     11.20%     21.52%     (7.14%)         0.93%*
Net Assets at End of the Period (In
 millions).........................      $4.6       $3.6       $3.6       $3.3           $1.1
Ratio of Expenses to Average Net
 Assets (b)........................     1.82%      1.88%      1.80%      1.84%          1.90%
Ratio of Net Investment Income to
 Average Net Assets (b)............     2.79%      2.81%      3.80%      3.72%          3.88%
Portfolio Turnover.................      170%       129%       130%       105%           134%
Average Commission Paid Per
 Equity Share Traded (c)...........     .0599     $.0605         --         --             --

------------
 *  Non-annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(d) Based on average month-end shares outstanding.
(e) Sales of Class B shares commenced on December 20, 1991 at a net asset value of $14.32 per share. At December 31, 1991, there were 15,738 Class B shares outstanding with a per share net asset value of $14.91. The increase in net asset value was due principally to unrealized appreciation; there were no dividends or distributions paid during the period. Other financial highlights for the Class B shares for this short period are not presented as they are not meaningful.

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

  The Fund is a diversified, open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.

  Van Kampen Asset Management Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund seeks to achieve its investment objective by investing principally in debt securities, primarily convertible bonds, and convertible preferred stocks. The Fund has a fundamental investment policy of investing, under normal market conditions, at least 50% of the Fund's total assets, exclusive of cash, cash equivalents and government securities, in convertible debt securities. There can be no assurance that the Fund will achieve its investment objective.

  Convertible bonds and preferred stocks generally are securities that do not participate in any dividend increases or decreases of the underlying common stocks. However, the market prices of convertible bonds and preferred stocks may be affected by any such dividend changes. The Fund will give priority, where consistent with its other objectives, to the convertible securities and common stocks of companies whose common stocks appear to have good prospects for capital appreciation. This policy will ordinarily emphasize companies that have an established record of growth. However, the Fund may invest in more cyclical companies when the investment can be made at prices considered attractive by the Adviser. The Fund has a fundamental investment policy of not investing more than 45% of its total assets in common stocks.

  Convertible securities rank senior to common stocks in a corporation's capital structure and generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Through careful selection of individual securities, diversification of investments, and by continuing supervision of the investment portfolio, the Adviser strives to reduce risk and thereby conserve principal. While attractive convertible securities of desired quality may not be available in all industries at all times, their general availability is considered by the Adviser to be more than adequate in light of the Fund's investment objectives.

  Debt securities acquired by the Fund are not subject to any limitations as to ratings and may include high, medium, lower and non-rated debt securities. To the extent that the Fund invests a large portion of its total assets in lower-rated securities, the Fund's ability to conserve shareholder capital may be diminished.

  Medium grade debt securities are those rated BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality. Debt securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated debt securities. Debt securities rated Baa by Moody's generally are considered by Moody's as medium grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  Lower grade debt securities are those rated between BB and D (inclusive) by S&P, Ba and C by Moody's, comparably rated short-term debt obligations and unrated debt securities determined by the Adviser to be of comparable quality, which securities sometimes are referred to as "junk bonds". Debt securities rated BB, B, CCC, CC and C by S&P generally are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation with respect to such securities. While such debt will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated D by S&P are in default. Securities rated Ba are, in Moody's view, judged to have speculative elements; their future cannot be considered as well assured. In Moody's view, often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good and bad times in the future. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of a desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  During the fiscal year ended December 31, 1997, the average percentage of the Fund's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the non-rated debt securities, determined on a dollar weighted average, were as follows:

                                                              ACTUAL    IMPLIED    TOTAL
                                                              ------    -------    ------
AAA.........................................................   2.38%      0.00%      2.38%
AA..........................................................   5.16%      0.00%      5.16%
A...........................................................  21.98%      2.01%     23.99%
BBB.........................................................  18.39%      1.87%     20.26%
BB..........................................................  11.36%      1.96%     13.32%
B...........................................................  25.41%      8.38%     33.79%
CCC.........................................................   0.52%      0.55%      1.07%
CC..........................................................   0.00%      0.03%      0.03%
C...........................................................   0.00%      0.00%      0.00%
D...........................................................   0.00%      0.00%      0.00%
                                                              -----      -----     ------
                                                              85.20%     14.80%    100.00%
                                                              =====      =====     ======

  In abnormal market conditions, the Fund may invest up to 100% of its assets in cash, cash equivalents and government securities for temporary defensive purposes. Cash equivalents include certificates of deposit, prime commercial paper, bankers' acceptances and repurchase agreements.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

--------------------------------------------------------------------------------
RISKS OF MEDIUM AND LOWER-RATED SECURITIES
--------------------------------------------------------------------------------

  Debt securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher grade debt securities, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk.

  The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of medium and lower grade debt securities are less sensitive to changes in interest rate and are more sensitive to adverse economic changes or developments with respect to the particular issues than are the secondary market prices of higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower grade debt securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower grade debt securities as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the debt securities in the Fund's portfolio and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium and lower grade debt securities.

  Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium and lower grade debt securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

  To the extent that there is no established retail market for some of the medium or lower grade debt securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade debt securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist. To the extent that the Fund purchases illiquid debt securities or securities which are restricted as to resale, the Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), such securities may become more liquid.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser may consider the credit ratings of Moody's and S&P in evaluating debt securities although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of debt securities held in the Fund's portfolio. Because of the nature of medium and lower rated debt securities, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Adviser than is the case for an investment company which invests primarily in higher grade securities.

  CONVERTIBLE SECURITIES. A "convertible security" includes any debt security which has the right to be converted into any other security or which carries with it the right to purchase any other security, any unit including one of the foregoing, and any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the "premium." When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security. The conversion privilege may take the form of warrants attached to the bond or preferred stock which entitle the holder to purchase a specific number of shares of common stock or other equity security, usually of the same company, at fixed prices for a specified period of time.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may invest up to 25% of its assets in repurchase agreements but will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the value of its net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

  RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the 1933 Act and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Adviser pursuant to guidelines established by the Trustees. Restricted securities generally may be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations may not be readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Also excluded from this limitation are securities of other investment companies to the extent permitted by (i) the Investment Company Act of 1940, as amended from time to time (the "1940 Act"), (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The Fund expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. The Fund may use one or more of the following strategies in connection with the equity portion of its portfolio.

  In times of stable or rising stock prices, the Fund generally seeks to be fully invested in the equity securities market. Even when the Fund is fully invested, however, prudent management requires that at least a small portion of assets be available as cash to honor redemption requests and for other short-term needs. The Fund also may have cash on hand that has not yet been invested. The portion of the Fund's assets that is invested in cash equivalents does not fluctuate with security market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, however, the Fund can compensate for the cash portion of its assets and may obtain performance equivalent to investing 100% of its assets in equity securities.

  If the Adviser forecasts a market decline, the Fund may seek to reduce its exposure to the securities markets by increasing its cash position. By selling stock index futures contracts instead of portfolio securities, a similar result can be achieved to the extent that the performance of the futures contracts correlates to the performance of the Fund's portfolio securities. Sales of futures contracts frequently may be accomplished more rapidly and at less cost than the actual sale of securities. Once the desired hedged position has been effected, the Fund could then liquidate securities in a more deliberate manner, reducing its futures position simultaneously to maintain the desired balance, or it could maintain the hedged position.

  As an alternative to selling futures contracts, the Fund can purchase puts, or futures puts, to hedge the portfolio's risk in a declining market. Since the value of a put increases as the underlying security declines below a specified level, the value is protected against a market decline to the degree the performance of the put correlates with the performance of the Fund's investment portfolio. If the market remains stable or advances, the Fund can refrain from exercising the put and its portfolio will participate in the advance, having incurred only the premium cost for the put.

  In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return. The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities. The Fund will not enter into a futures contract or related option (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options, thereon would exceed 5% of the Funds total assets taken at current value. However, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Use of options and futures would be likely to increase the Fund's portfolio turnover rate and increase transaction costs.

  POTENTIAL RISKS OF OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the options and futures markets than by purchasing or selling portfolio securities. However, the purchase and sale of options, futures contracts and related options involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

  In order to prevent leverage in connection with the purchase of futures contracts thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Capital gains realized by the Fund from transactions in options and futures contracts may increase shareholders' tax liability if not offset by capital losses realized by the Fund. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.

  PORTFOLIO TURNOVER. The Fund may purchase and sell securities without regard to the length of time the security is anticipated to be or has been held. The Fund's annual portfolio turnover is shown in the table of "Financial Highlights." The rate may exceed 100% in any given year, which is higher than that of many other investment companies. A 100% turnover rate occurs, for example, if all the Fund's portfolio securities are replaced during one year. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. To the extent short-term trading results in realization of gains on securities held for one year or less, shareholders are subject to taxes at ordinary income rates. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and the commissions are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain restrictions which, like the investment objective, may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). See the Statement of Additional Information. One of these restrictions provides that the Fund may not invest more than 25% of its assets in securities issued by companies in any one industry.

  In addition to the foregoing, the Fund has adopted additional investment restrictions which may be changed by the Trustees without a vote of shareholders. One of these restrictions provides that the Fund may not invest more than 15% of the value of its total assets in securities of foreign issuers. Such securities may be subject to foreign government taxes which would reduce the income yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns, fluctuating exchange rates and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities.

  Another of these restrictions provides that the Fund may not invest more than 10% of its net assets, determined at the time of investment, in illiquid securities and repurchase agreements that have a maturity of longer than seven days.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

                  AVERAGE DAILY NET ASSETS                     % PER ANNUM
                  ------------------------                    -------------
First $350 million..........................................  0.55 of 1.00%
Next $350 million...........................................  0.50 of 1.00%
Next $350 million...........................................  0.45 of 1.00%
Over $1.05 billion..........................................  0.40 of 1.00%

Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons, as defined in the 1940 Act, of the Adviser, Distributor, Van Kampen Investor Services Inc. ("Investor Services"), Van Kampen or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.

  From time to time the Adviser or Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.

  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").

  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by Christine Drusch. Ms. Drusch has been primarily responsible for managing the Fund's investment portfolio since February 1998. Ms. Drusch has been an Assistant Vice President of the Adviser and Advisory Corp. since September 1995. Prior to that time, Ms. Drusch was Associate Portfolio manager of the Adviser. Matthew Hart and David McLaughlin are co-managers, responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hart has been Associate Portfolio Manager of the Adviser and Advisory Corp. since August 1997. Prior to that time, Mr. Hart was with AIM Capital Management. Mr. McLaughlin has been Associate Portfolio Manager of the Adviser and Advisory Corp. since October 1998. Mr. McLaughlin has worked for the Adviser since 1986.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested), reduced on investments of $50,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."

  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased.

  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the potentially higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it would ordinarily be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The "dealers" and "brokers" are sometimes referred to collectively herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, Investor Services, a wholly owned subsidiary of Van Kampen. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

  Securities and options listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price, except unlisted convertible securities, which are valued at the higher of their bid price or the value of the securities issuable on conversion. Listed options for which the last sale price is not available are valued at the mean between the bid and asked prices. Short-term investments are valued in the manner described in the notes to the financial statements contained in the Statement of Additional Information.

  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by Investor Services.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealers at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES
  The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                               REALLOWED TO
                                      AS % OF      AS % OF      DEALERS (AS
             SIZE OF                 OFFERING     NET AMOUNT   % OF OFFERING
            INVESTMENT                 PRICE       INVESTED       PRICE)
----------------------------------------------------------------------------
Less than $50,000                      5.75%        6.10%         5.00%
$50,000 but less than $100,000         4.75%        4.99%         4.00%
$100,000 but less than $250,000        3.75%        3.90%         3.00%
$250,000 but less than $500,000        2.75%        2.83%         2.25%
$500,000 but less than $1,000,000      2.00%        2.04%         1.75%
$1,000,000 or more*                      *            *             *
----------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the 1933 Act.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a thirteen-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a thirteen-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the thirteen-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above, or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees, provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested over a twelve-month period.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distribution from such a plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in
(3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

--------------------------------------------------------------------------------

                                                              CONTINGENT DEFERRED SALES CHARGE
                                                                     AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                           DOLLAR AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------------------------------
First.......................................................               5.00%
Second......................................................               4.00%
Third.......................................................               3.00%
Fourth......................................................               2.50%
Fifth.......................................................               1.50%
Sixth and after.............................................                None

--------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five year period.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to buy Class A shares.

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.

  A commission or transaction fee of up to 1.00% of the purchase amount will be generally paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.

  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as the custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanying this Prospectus, or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g., IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of shares of any Participating Fund based on the next computed net asset value of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss by the shareholder upon redemption of shares is a taxable event.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange; registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to Investor Services. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

  In the case of redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to fifteen days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal, and interest, on their borrowings on such plans.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreement between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense. The rates above are 0.15% with respect to Class A shares in accounts existing on or before September 30, 1989.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $4,629,226 and $130,835 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 5.69% and 2.84% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main source of income. Substantially all of this income, less expenses, is distributed quarterly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund distributes to shareholders at least once a year the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholders Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION OF THE FUND. The Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.

  As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or proceeds from dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election generally applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term if such shares have been held for more than one year. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT.. Under the 1997 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gains tax rate for corporations, which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gain by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.

  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 5.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since shares of the Fund were offered at a maximum sales charge at 8.50% prior to June 12, 1989, actual Fund total return would have been less than that computed on the basis of the current maximum sales charge, all other things being equal. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Class A share total return figures include the maximum sales charge of 5.75%; Class B share and Class C share total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.

  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's indices, NASDAQ Composite Index other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.

  The Fund's Annual Report and Semi-Annual Report contains additional performance information. A copy of the Annual Report and Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.

--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund was originally incorporated in Delaware on July 16, 1956 and was re-incorporated by merger into a Maryland corporation on December 29, 1978. The Fund was again reorganized as a business trust under the laws of Delaware as of August 19, 1995 and on July 14, 1998 adopted its current name.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding share may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holder in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen Harbor Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn: Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

--------------------------------------------------------------------------------
APPENDIX -- RATINGS OF SENIOR SECURITIES
--------------------------------------------------------------------------------

  Description of Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") senior securities ratings.
MOODY'S CORPORATE BOND RATINGS:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, among other reasons, it may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

PRIME-1:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    --Leading market positions in well-established industries.

    --High rates of return on funds employed.

    --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    --Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

    AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    A: An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

    BAA: An issue which is rated "BAA" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS:

STANDARD & POOR'S--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

1. DEBT

    A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA         Debt rated 'AAA' has the highest rating assigned by S&P.
            Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degrees.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB          Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as

B           having predominantly speculative characteristics with

CCC         respect to capacity to pay interest and repay principal.

CC          'BB' indicates the least degree of speculation and 'C' the

C highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
            PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR          Not rated.

            Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
            BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

3. COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
            A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

4. VARIABLE RATE DEMAND BONDS

  S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example 'AAA/A+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+).

5. NOTES

  An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

  -- Amortization schedule (the longer the final maturity relative to other maturities the more likely the issue is to be treated as a note).

  -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

  Note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3 Speculative capacity to pay principal and interest.

6. PREFERRED STOCK

  An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issue.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

A An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the 'A' category.

BB          Preferred stock rated 'BB', 'B' and 'CCC' are regarded, on

B           balance, as predominantly speculative with respect to the

CCC issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C           A preferred stock rated 'C' is a non-paying issue.

D A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.
            PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

  A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer, and obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 341-2911

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INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
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NUMBER--(800) 421-5666

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SERVICES DIAL (800) 847-2424
VAN KAMPEN HARBOR FUND
1 Parkview Plaza
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Investment Adviser

VAN KAMPEN ASSET MANAGEMENT, INC.
1 Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen Harbor Fund

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street,
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen Harbor Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants

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200 East Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------
                                  HARBOR FUND
--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S

               APRIL 30, 1998, AS SUPPLEMENTED ON JULY 14, 1998,
                     NOVEMBER 12, 1998 AND DECEMBER 1, 1998

                             VAN KAMPEN FUNDS LOGO

                                                                     HARPRO 1298